SECURITIES AND EXCHANGE COMMISSION

                Washington, DC 20549



                    FORM 8-K

                   CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF
         THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 1996



               HORIZON GROUP, INC.
           (formerly HGI Realty, Inc.)
      (Exact Name of Registrant as Specified in Charter)



 MICHIGAN                 1-12424                     38-2559212
 (State or other   (Commission File Number)  (IRS Employer Identification No.)
 Jurisdiction of
 Incorporation)

                5000 HAKES DRIVE, NORTON SHORES, MICHIGAN   49441
               (Address of Principal Executive Office)   (Zip Code)


      Registrant's telephone number, including area code:  (616) 798-9100



                        NOT APPLICABLE
  (Former Name or Former Address, if Changed Since Last Report)

 ITEM 5.  OTHER EVENTS

        On July 17, 1996, Horizon Group, Inc. ("Horizon"), a Michigan corporation, entered into an underwriting agreement with Smith Barney Inc.
        ("Smith Barney") pursuant to which Smith Barney has agreed to purchase from Horizon 1,500,000 shares of Common Stock, par value $0.01 per share, of Horizon
        ("Common Stock") for an aggregate price of $28,500,000. Horizon has also granted to Smith
        Barney an option to purcahse up to 225,000 additional shares of Common Stock at a purchase price of $19.00 per share solely to cover overallotments, if any.

 ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA Financial Information and Exhibits.

        (A)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                Not applicable.

        (B)     PRO FORMA FINANCIAL INFORMATION

                Not applicable.

        (C)     EXHIBITS

        1.1     Underwriting Agreement dated as of July 17,
                1996, by and between Horizon Group, Inc.
                and Smith Barney Inc.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  HORIZON GROUP, INC.
                                  (Registrant)

                                  By: /s/ JEFFREY A. KERR
                                      Jeffrey A. Kerr
                                      President and CEO


     Dated: July 22, 1996

                           EXHIBIT INDEX


  EXHIBIT NO.                   DESCRIPTION

     1.1 Underwriting Agreement dated as of July 17, 1996, by and between Horizon Group, Inc. and Smith Barney Inc.